OPPENHEIMER LIMITED-TERM GOVERNMENT FUND
Supplement dated October 30, 1995, to the
Prospectus dated February 1, 1995, Revised October 30, 1995

     The following text is added to the paragraph immediately following the Class A sales charge table in the Prospectus:

           In addition to paying dealers the regular commission for sales of Class A shares stated in the sales charge table in "Class A Shares," and the commissions for Class B shares described in the third paragraph in "Distribution and Service Plan for Class B Shares" on page 21 of this Prospectus, the Distributor will pay additional commission to each participating broker, dealer and financial institution that has a sales agreement with the Distributor (these are referred to as "participating firms") for shares of the Fund sold in "qualifying transactions" from September 1, 1995, through November 30, 1995 (that period is referred to as the "promotion"). The additional commission will be 0.50% of the offering price of Class A shares and 0.50% of the offering price of Class B shares of the Fund sold by a registered representative or sales representative of a participating firm.
           "Qualifying transactions" are sales by a registered representative or sales representative in the amount of $100,000 or more (calculated at offering price) of Class A and/or Class
     B shares (if offered) of any one or more of the following funds: the Fund, Oppenheimer Global Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Global Emerging Growth Fund, Oppenheimer Growth Fund, Oppenheimer International Bond Fund, Oppenheimer Main Street Income & Growth Fund, and Oppenheimer Strategic Income Fund. The amount of additional commissions paid on sales of shares of some of the other Oppenheimer funds listed is different than the additional commissions paid for sales of shares of the Fund. "Qualifying transactions" do not include sales of Class A shares (a) at net asset value without sales charge, or (b) subject to a contingent deferred sales charge, or (c) intended but not yet transacted under a Letter of Intent. However, if Class A shares of the Fund or any of the other Oppenheimer funds listed above are purchased at net asset value without sales charge during the promotion with the proceeds of shares redeemed within the prior 12 months from another mutual fund (other than a fund managed by Oppenheimer Management Corporation or one of its subsidiaries) on which an initial sales charge or contingent sales charge was paid, the amount of the purchase will count toward the $100,000 qualifying amount described above (but not for the payment of additional commission).

October 30, 1995

Oppenheimer
Limited-Term Government Fund
Prospectus dated February 1, 1995, Revised October 30, 1995.


Oppenheimer Limited-Term Government Fund (the "Fund") is a mutual fund that seeks high current return and safety of principal. In seeking its objective, the Fund invests principally in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including mortgage-backed securities issued by Government National Mortgage Association ("GNMA"). The Fund also uses "hedging" instruments to seek to reduce the risks of market and interest rate fluctuations that affect the value of the securities the Fund holds.

     While payments of principal and interest on certain U.S. Government securities are guaranteed by the U.S. Government or its agencies or instrumentalities, the net asset values of shares of the Fund and the Fund's dividends are not guaranteed, and will fluctuate.

     Under normal circumstances, the Fund seeks to maintain an average effective portfolio duration (measured on a dollar-weighted basis) of not more than three years. Please refer to "Investment Policies and Strategies" for more information about the types of securities the Fund invests in and the risks of investing in the Fund.

     This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the February 1, 1995 Statement of Additional Information. For a free copy, call Oppenheimer Shareholder Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

           A B O U T  T H E  F U N D

           Expenses
           Brief Overview of the Fund
           Financial Highlights
           Investment Objective and Policies
           How the Fund is Managed
           Performance of the Fund


           A B O U T  Y O U R  A C C O U N T

           How to Buy Shares
           Class A Shares
           Class B Shares
           Class C Shares

           Special Investor Services
           AccountLink
           Automatic Withdrawal and Exchange Plans
           Reinvestment Privilege
           Retirement Plans

           How to Sell Shares
           By Mail
           By Telephone
           Checkwriting

           How to Exchange Shares

           Shareholder Account Rules and Policies

           Dividends, Capital Gains and Taxes

A B O U T  T H E  F U N D

Expenses

The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you will bear indirectly. The numbers below are based on the Fund's expenses during its fiscal year ended September 30, 1994.

     - Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account" on pages 15 through 29 for an explanation of how and when these charges apply.

                            Class A        Class B                  Class C
                            Shares         Shares                   Shares
----------------------------------------------------------------------
Maximum Sales               3.50%          None                     None
Charge on
Purchases (as a %
of offering price)
----------------------------------------------------------------------
Sales Charge on             None           None                     None
Reinvested
Dividends
----------------------------------------------------------------------
Deferred Sales              None(1)        4% in the                1% if
Charge (as a %                             first year,              shares are
of the lower                               declining                redeemed
of the original                            to 1% in the             within 12
purchase price                             fifth year and           months of
or redemption                              eliminated               purchase(2)
proceeds)                                  thereafter(2)
----------------------------------------------------------------------
Exchange Fee                None           None                     None
----------------------------------------------------------------------
Redemption Fee              None(3)        None(3)                  None(3)

(1) If you invest $1 million or more ($500,000 or more for purchases by OppenheimerFunds prototype 401(k) plans) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares. See "How to Buy Shares," below.
(2) See "How to Buy Shares," below, for more information on the contingent deferred sales charges.
(3) There is a $10 transaction fee for redemptions paid by Federal Funds wire, but not for redemptions paid by check or ACH transfer through AccountLink, or for which checkwriting privileges are used (see "How to Sell Shares").

     - Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment adviser, Oppenheimer Management Corporation (which is referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds its portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.

     The numbers in the chart below are projections of the Fund's business expenses based on the Fund's expenses in its fiscal year ended September 30, 1994. These amounts are shown as a percentage of average net assets of each class of the Fund's shares for that year. The "12b-1 Distribution Plan Fees" for Class A shares are the Service Plan Fees (which can be up to a maximum of 0.25% of average annual net assets of that class), and for Class B and Class C shares, are the Service Plan Fees (which can be up to a maximum of 0.25%) and the asset-based sales charges of 0.75%. These plans are described in greater detail in "How to Buy Shares."

     The actual expenses for each class of shares in future years may be more or less than the numbers in the chart, depending on a number of factors, including the actual amount of the Fund's assets represented by each class of shares. Class C shares were not publicly offered during the fiscal year ended September 30, 1994. Therefore, the Annual Fund Operating Expenses shown for Class C shares are estimates based on amounts that would have been payable in that period assuming that Class C shares were outstanding during such fiscal year.

                             Class A     Class B     Class C
                             Shares      Shares      Shares
--------------------------------------------------------------------
Management Fees              0.47%       0.47%       0.47%
--------------------------------------------------------------------
12b-1 Distribution Plan Fees  0.25%       1.00%       1.00%
--------------------------------------------------------------------
Other Expenses               0.27%       0.32%       0.32%
--------------------------------------------------------------------
Total Fund Operating         0.99%       1.79%       1.79%
Expenses

     - Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, and the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the chart above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

                       1 year     3 years     5 years      10 years*
-----------------------------------------------------------------
Class A Shares         $45        $65         $ 88         $152
-----------------------------------------------------------------
Class B Shares         $68        $86         $117         $170
-----------------------------------------------------------------
Class C Shares         $28        $56         $ 97         $211

    If you did not redeem your investment, it would incur the following expenses:

Class A Shares         $45        $65         $88          $152
-----------------------------------------------------------------
Class B Shares         $18        $56         $97          $170
-----------------------------------------------------------------
Class C Shares         $18        $56         $97          $211

*The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts your Class
B shares into Class A shares after 6 years. Because of the asset-based sales charge and the contingent deferred sales charge on Class B and Class C shares, long-term Class B and Class C shareholders could pay the economic equivalent of an amount greater than the maximum front-end sales charge allowed under applicable regulatory requirements. The automatic conversion of Class B shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares" for more information.

    These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which will vary.


A Brief Overview of the Fund

    Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

    - What is The Fund's Investment Objective? The Fund's investment objective is to seek high current return and safety of principal.

    - What Does the Fund Invest In? The Fund anticipates that under normal circumstances, it will maintain an average effective portfolio duration (measured on a dollar-weighted basis) of not more than three years. Portfolio "duration" is explained in "Investment Policies and Strategies." The Fund invests only in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (these are called "U.S. Government Securities"), and repurchase agreements on such securities. The Fund may also use hedging instruments approved by its Board of Trustees to try to manage its investment risks. The Fund's investments in U.S. Government Securities may include collateralized mortgage obligations ("CMO's"). The Fund may also invest in "stripped" CMO's or mortgage-backed securities. These investments are more fully explained in "Investment Objectives and Policies," starting on page 7.


    - Who Manages the Fund? The Fund's investment advisor is Oppenheimer Management Corporation, which (including a subsidiary) advises investment company portfolios having over $38 billion in assets at September 30, 1995. The Manager is paid an advisory fee by the Fund, based on its net assets. The Fund's portfolio manager, who is primarily responsible for the selection of the Fund's securities, is David A. Rosenberg. The Fund's Board of Trustees, elected by shareholders, oversees the investment advisor and the portfolio manager. Please refer to "How the Fund is Managed," starting on page 12 for more information about the Manager and its fees.

    - How Risky is the Fund? Although U.S. Government Securities involve little credit risk, their values will fluctuate (until maturity) depending on prevailing interest rates. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term securities. While the Manager tries to reduce that risk by seeking to limit the average portfolio duration, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's objective and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Objective and Policies" starting on page 7 for a more complete discussion.

    - How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic Investment Plan under AccountLink. Please refer to "How To Buy Shares" beginning on page 15 for more details.

    - Will I Pay a Sales Charge to Buy Shares? The Fund has three classes of shares. Class A shares are offered with a front-end sales charge, starting at 3.5% and reduced for larger purchases. While Class
B and C shares are offered without a front-end sales charge, a contingent deferred sales charge may apply to Class B shares redeemed within 5 years of purchase and Class C shares redeemed within 12 months of purchase. Please review "How To Buy Shares" starting on page 15 for more details, including a discussion about which class may be appropriate for you.

    - How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer, or by Checkwriting. Please refer to "How To Sell Shares" on page 24.

    - How Has the Fund Performed? The Fund measures its performance by quoting a yield, dividend yield, average annual total returns and cumulative total returns, which measure historical performance. Those returns can be compared to the yields and total returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to U.S. Government bond indices, which we have done on pages 14 and 15. Please remember that past performance does not guarantee future results.

Financial Highlights

    The table on this page presents selected financial information about the Fund, including per share data and expense ratios and other data based on the Fund's average net assets. The information for the fiscal years ended September 30, 1990, through 1994, has been audited by Deloitte & Touche LLP, the Fund's independent auditors, whose report on the Fund's Financial Statements for the fiscal year ended September 30, 1994 is included in the Statement of Additional Information. The information in the table for the fiscal periods prior to October 1, 1989 (except for total return) was audited by the Fund's previous independent auditors. Class C shares were not publicly offered during the fiscal year ended September 30, 1994. Accordingly, no information on Class C shares is reflected in the table below or in the Fund's other financial statements.

                                        CLASS A
                                        ------------------------------------------------------------------
                                        YEAR ENDED
                                        SEPTEMBER 30,
                                        1994      1993       1992      1991      1990(3)   1989       1988
==========================================================
================================================

PER SHARE OPERATING DATA:
Net asset value, beginning of period   $11.04     $10.97     $10.75    $10.18    $10.17   $10.14     $9.72
----------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                     .72        .73        .81       .87       .89      .90       .89
Net realized and unrealized
gain (loss) on investments
and options written                      (.64)       .07        .22       .57       .01      .03       .42
                                       ------     ------      -----    ------    ------   ------     -----
Total income (loss) from
investment  operations                    .08        .80       1.03      1.44       .90      .93      1.31
----------------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net
investment income                        (.71)      (.73)      (.81)     (.87)     (.89)    (.90)     (.89)
Dividends in excess
of net investment income                   --(5)      --         --        --        --       --        --
Tax return of capital distribution       (.01)        --         --        --        --       --        --
Distributions from net
realized gain on investments
and options written                        --         --         --        --        --       --        --
                                       ------     ------      -----    ------    ------   ------     -----
Total dividends and
distributions to shareholders            (.72)      (.73)      (.81)     (.87)     (.89)    (.90)     (.89)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period         $10.40     $11.04     $10.97    $10.75    $10.18   $10.17    $10.14
                                       ======     ======      =====    ======    ======   ======
 =====

==========================================================
================================================
TOTAL RETURN, AT NET ASSET VALUE(6)       .74%      7.61%      9.88%    14.69%     9.15%    9.65%    13.86%


==========================================================
================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                       $227,858   $178,944   $158,068  $167,974  $213,391 $237,819  $251,794
----------------------------------------------------------------------------------------------------------
Average net assets (in thousands)    $190,829   $161,318   $160,830  $192,404  $218,528 $243,863  $267,557
----------------------------------------------------------------------------------------------------------
Number of shares outstanding
at end of period (in thousands)        21,906     16,206     14,416    15,624    20,964   23,395    24,834
----------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                    6.74%      6.70%      7.44%     8.27%     8.77%    8.96%     8.75%

Expenses                                  .99%      1.02%       .97%      .98%      .90%     .93%      .96%
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                226%        74%       154%      112%       60%      61%       78%


                                            CLASS A                  CLASS B
                                            ---------------          -------------
                                            YEAR ENDED               YEAR ENDED
                                            SEPTEMBER 30,            SEPTEMBER 30,
                                            1987       1986(2)       1994         1993(1)
============================================================
       ===================
PER SHARE OPERATING DATA:
Net asset value, beginning of period        $10.51   $10.56           $11.06      $10.96
-----------------------------------------------------------           ------------------
Income (loss) from investment
operations:
Net investment income                        .86(4)     .57(4)           .62         .23
Net realized and unrealized
gain (loss) on investments
and options written                           (.74)    (.05)            (.64)        .10
                                            ------   ------           ------      ------
Total income (loss) from
investment  operations                         .12      .52             (.02)        .33
-----------------------------------------------------------          -------------------
Dividends and distributions to
shareholders:
Dividends from net
investment income                             (.86)    (.57)            (.62)       (.23)
Dividends in excess
of net investment income                        --       --               --(5)       --
Tax return of capital distribution              --       --             (.01)         --
Distributions from net
realized gain on investments
and options written                           (.05)      --               --          --
                                            ------   ------           ------      ------
Total dividends and
distributions to shareholders                 (.91)    (.57)            (.63)       (.23)
-----------------------------------------------------------          -------------------
Net asset value, end of period               $9.72   $10.51           $10.41      $11.06
                                            ======   ======           ======      ======

===========================================================
        ===================
TOTAL RETURN, AT NET ASSET VALUE(6)            .95%    4.97%            (.17)%      3.02%

===========================================================
        ===================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                             $287,181 $127,797         $38,877      $5,077
-----------------------------------------------------------          -------------------
Average net assets (in thousands)          $242,181 $105,123         $15,801      $2,561
-----------------------------------------------------------          -------------------
Number of shares outstanding
at end of period (in thousands)             29,560   12,162           3,734          459
-----------------------------------------------------------          -------------------
Ratios to average net assets:
Net investment income                         8.22%    7.93%(7)        5.91%        4.81%(7)
Expenses                                       .56%(4)  .08%(4)(7)     1.79%        1.87%(7)
-----------------------------------------------------------          -------------------
Portfolio turnover rate(8)                      73%     471%             226%         74%


(1) For the period from May 3, 1993 (inception of offering) to September
30, 1993.

(2) For the period from March 10, 1986 (commencement of operations) to September 30, 1986.

(3) On April 7, 1990, Oppenheimer Management Corporation became the investment advisor to the Fund.

(4) Net investment income would have been $.84 and $.52 absent the voluntary reimbursement or waiver of expenses, resulting in an expense ratio of 1.00% and 1.07% for 1987 and 1986, respectively.

(5) Less than $.001 per share.

(6) Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(7) Annualized.

(8) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the year ended September 30, 1994 were $526,239,879 and $445,474,809, respectively.

Investment Objective and Policies

Objective.  The Fund seeks high current return and safety of principal.

Investment Policies and Strategies. As a matter of fundamental policy the Fund seeks its objective by investing only in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities"), repurchase agreements on such securities, and hedging instruments approved by its Board of Trustees.

    U.S. Government Securities include the following types of securities:

    - U.S. Treasury Obligations. Treasury Bills have maturities of one year or less when issued. Treasury Notes have maturities of one to ten years when issued. Treasury Bonds have maturities generally greater than ten years when issued. The payment of interest and repayment of principal at the maturity of U.S. Treasury obligations are backed by the full faith and credit of the United States. That means that the taxing power of the U.S. government is pledged to the payment of interest and principal on those securities.

    - Obligations Issued or Guaranteed by U.S. Government Agencies or Instrumentalities. Debt securities issued or guaranteed by U.S. Government agencies or instrumentalities have different levels of credit protection. Some are supported by the full faith and credit of the U.S. Government, such as GNMA modified pass-through certificates. Some are backed by the right of the issuer to borrow an amount, limited to a specific line of credit, from the U.S. Government, such as bonds issued by Federal National Mortgage Association ("Fannie Mae"). Others are backed by the discretionary authority of the U.S. Government to purchase the obligations of the agency or instrumentality. Still others are backed by the credit of the instrumentality, such as obligations of Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, and Federal Intermediate Credit Banks, all of which the Fund can buy.

    - Mortgage-Backed Securities. The Fund will invest in GNMA certificates only of the "fully-modified pass-through" type. These are guaranteed as to timely payment of principal and interest by the full faith and credit of the United States Government. GNMA certificates are debt securities that represent an interest in a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration, or are guaranteed by the Veterans Administration. The Fund may also invest in other mortgage-backed securities that are issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as Freddie Mac and Fannie Mae.

    The scheduled maturity of a mortgage-backed security may be shortened by unscheduled or early payment of principal and interest on the underlying mortgages, which may affect the effective yield of these securities. If principal is returned, it may be invested in instruments having a higher or lower yield than the prepaid instruments, depending on then-current market conditions. These securities therefore may not be completely effective as a means of "locking in" attractive long-term interest rates. They may also have less potential for appreciation during periods of declining interest rates than conventional bonds with comparable stated maturities. If the Fund buys mortgage-backed securities at a premium, prepayments of principal and foreclosures of mortgages may result in some loss of the Fund's principal investment to the extent of the premium paid.

    Maturity differs from effective duration, which is a volatility measure. Please refer to "Investment Policies and Strategies" on page 8 for an explanation of duration.

    - Collateralized Mortgage Obligations. The Fund may invest in collateralized mortgage obligations ("CMOs") that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or that are collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by a U.S. Government agency or instrumentality. Payment of the interest and principal generated by the pool of mortgages is passed through to the holders as the payments are received by the issuer of the CMO.

    CMOs may be issued in a variety of classes or series that have different maturities. The principal value of these CMO's may be more volatile than other types of mortgage-related securities. That is because the principal value of the CMO may be prepaid earlier than the maturity of the CMO as a result of prepayments of the underlying mortgage loans by the borrowers.

    - "Principal-Only" and "Interest-Only" Securities. The Fund may invest in "stripped" mortgage-backed securities or CMOs or other securities issued by agencies or instrumentalities of the U.S. Government. Stripped mortgage-backed securities usually have two classes. The classes receive different proportions of the interest and principal distributions on the pool of mortgage assets that act as collateral for the security.
In certain cases, one class will receive all of the interest payments (and is known as an "interest-only" security), while the other class will receive all of the principal value on maturity (and is known as a "principal-only" security).

    The yield to maturity on the class that receives only interest is extremely sensitive to the rate of payment of the principal on the underlying mortgages. Principal prepayments increase that sensitivity. Stripped securities that pay "interest only" are therefore subject to greater price volatility when interest rates change. They have the additional risk that if the underlying mortgages are prepaid, the Fund will lose the anticipated cash flow from the interest on the prepaid mortgages. That risk is increased when general interest rates fall, and in times of rapidly falling interest rates, the Fund might receive back less than its investment.

    The value of "principal only" securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity.

    Stripped securities are generally purchased and sold by institutional investors through investment banking firms. At present, established trading markets have not yet developed for these securities. Therefore, some stripped securities may be deemed "illiquid." The amount of illiquid stripped securities the Fund can hold will be subject to the Fund's fundamental investment policy limiting investments in illiquid securities to 5% of the Fund's assets, described below.

    - What Does the "Duration" of the Fund's Portfolio Mean? The Fund anticipates that under normal market conditions, it will maintain an average effective portfolio duration of not more than three years. The Fund measures its portfolio duration on a "dollar-weighted" basis. "Effective portfolio duration" refers to the expected percentage change in the value of a bond resulting from a change in general interest rates (measured by each 1% change in the rates on U.S. Treasury securities).
For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond to decline about 3%. It is a measure of portfolio volatility, and is one of the basic tools used by the Manager in selecting securities for the Fund's portfolio.

    However, the calculation of a bond's duration (or the duration of the entire portfolio of bonds, in the case of the Fund) cannot be relied on as an exact prediction of future volatility. Duration is calculated by using a number of variables and assumptions based on the historical performance of similar bonds, and duration can be affected by unexpected economic changes or other events affecting a security. For example, in the case of CMOs, duration calculations are based on historical rates of prepayments of underlying mortgages, and if these mortgages are prepaid more rapidly than expected, the calculation of duration for a particular CMO may not be correct.

    Because unanticipated events may change the effective duration of securities after the Fund buys them, there can be no assurance that the Fund will achieve its targeted effective duration at all times. Even though the Fund intends that its dollar-weighted average effective portfolio duration will generally not exceed three years, the Fund may invest in individual debt obligations of any maturity. "Investment Objective and Policies" in the Statement of Additional Information contains more information on the Fund's calculation of effective portfolio duration.

    - Interest Rate Risks. Although U.S. Government Securities involve little credit risk, their market values will fluctuate until they mature, depending on prevailing interest rates. When prevailing interest rates go up, the market value of already issued debt securities tends to go down. When interest rates go down, the market value of already issued debt securities tends to go up. The magnitude of those fluctuations generally will be greater when the average maturity of the Fund's portfolio securities is longer. Because of this factor, the Fund's share value and yield are not guaranteed and will fluctuate, and there can be no assurance that the Fund's objective of seeking high current income and conservation of principal will be achieved.

    - Can the Fund's Investment Objective and Policies Change? The Fund has an investment objective, described above, as well as investment policies it follows to try to achieve its objective. Additionally, the Fund uses certain investment techniques and strategies in carrying out those policies. The Fund's investment policies and practices are not "fundamental" unless the Prospectus or Statement of Additional Information says that a particular policy is "fundamental." The Fund's objective is a fundamental policy.

    Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Fund's Board of Trustees may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

    - Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." While short-term trading increases portfolio turnover, the Fund incurs little or no brokerage costs for U.S. Government Securities. The Fund may sell U.S. Government Securities without regard to the length of time the Fund has held them. The Manager may take advantage of short-term differentials in yields when short-term trading is consistent with the objective of seeking high current return and safety of principal.

    High portfolio turnover may affect the ability of the Fund to qualify as a "regulated investment company" under the Internal Revenue Code to enable the Fund to obtain tax deductions for dividends and capital gains distributions paid to shareholders. The Fund qualified in its fiscal year ended September 30, 1994 intends to do so in the future, although it reserves the right not to qualify.

Other Investment Techniques and Strategies. The Fund may also use the investment techniques and strategies described below, which involve certain risks. Under the same headings as below, the Statement of Additional Information contains more detailed information about these practices, including limitations on their use that are designed to reduce some of the risks.

    - Loans of Portfolio Securities. To attempt to increase its income, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions. These loans are limited to not more than 25% of the Fund's total assets and are subject to other conditions described in the Statement of Additional Information. The Fund presently does not intend to lend its portfolio securities, but if it does, the value of securities loaned is not expected to exceed 5% of the value of the Fund's total assets in the coming year.

    - "When-Issued" and Delayed Delivery Transactions. The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. There may be a risk of loss to the Fund if the value of the security declines prior to the settlement date. As a matter of fundamental policy, the Fund will not enter into when-issued or delayed delivery transactions unless the acceptance and delivery of the security to the Fund is mandatory, occurs within 120 days of the trade date, and is settled in cash on the settlement date.

    - Repurchase Agreements. The Fund may enter into repurchase agreements, subject to the following limits. As a matter of fundamental policy, the Fund will not enter into repurchase transactions that will cause more than 25% of the Fund's net assets to be subject to repurchase agreements having a maturity of seven days or less, or that will cause more than 5% of the Fund's net assets to be subject to repurchase agreements having a maturity beyond seven days. Also as a matter of fundamental policy, the Fund will not enter into repurchase agreements unless ownership and control of the securities subject to the agreement are transferred to the Fund. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the re-sale price on the delivery date, the Fund may experience costs in disposing of the collateral and losses if there is any delay in doing so.

    - Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements under which the Fund sells securities and agrees to repurchase them at an agreed upon time and at an agreed upon price. The difference between the amount the Fund receives for the securities and the amount it pays on repurchase is deemed to be a payment of interest.

    - Illiquid and Restricted Securities. Under the policies established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. As a fundamental policy, the Fund will not invest more than 5% of its total assets in illiquid or restricted securities.

    - Hedging. As described below, the Fund may purchase and sell certain kinds of futures contracts, put and call options, and options on futures, or enter into interest rate swap agreements. These are all referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them, described below. The hedging instruments the Fund may use are described below and in greater detail in the Statement of Additional Information.

    The Fund may buy and sell options and futures for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It may do so to try to manage its exposure to changing interest rates. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the Fund's portfolio against price fluctuations.

    Other hedging strategies, such as buying futures and call options and writing put options, tend to increase the Fund's exposure to the securities market. Writing put options or covered call options may also provide income to the Fund for liquidity purposes or raise cash for the Fund to distribute to shareholders. Because the yields on U.S. Government Securities are generally lower than on corporate debt securities, the Fund may attempt to increase the income it can earn from U.S. Government Securities by writing covered call options against them, when market conditions are appropriate.

    - Futures. The Fund may buy and sell futures contracts that relate to interest rates (these are referred to as Interest Rate Futures). Interest Rate Futures are described in the Statement of Additional Information.

    - Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls). Calls the Fund buys or sells must be listed on a securities or commodities exchange, or quoted on the Automated Quotation System of the National Association of Securities Dealers, Inc. (NASDAQ), or traded in the over-the-counter market. A call or put option may not be purchased if the value of all of the Fund's put and call options would exceed 5% of the Fund's total assets.

    The Fund may buy calls only on securities or Interest Rate Futures, or to terminate its obligation on a call the Fund previously wrote. The Fund may write (that is, sell) covered call options.

    When the Fund writes a call, it receives cash (called a premium).
The call gives the buyer the ability to buy the investment on which the call was written from the Fund at the call price during the period in which the call may be exercised. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Fund keeps the cash premium (and the investment). After the Fund writes a call, not more than 25% of the Fund's total assets may be subject to calls. Each call the Fund writes must be "covered" while it is outstanding. That means the Fund must own the investment on which the call was written or it must own other securities that are acceptable for the escrow arrangements required for calls. The Fund may write calls on Futures contracts it owns, but these calls must be covered by securities or other liquid assets the Fund owns and segregates to enable it to satisfy its obligations if the call is exercised.

    The Fund may purchase put options. Buying a put on an investment gives the Fund the right to sell the investment at a set price to a seller of a put on that investment. The Fund can buy only those puts that relate to securities that the Fund owns, or Interest Rate Futures. The Fund can buy a put on an Interest Rate Future whether or not the Fund owns the particular Future in its portfolio. The Fund may write puts on securities or Interest Rate Futures in an amount up to 50% of its total assets only if such puts are covered by segregated liquid assets.

    - Interest Rate Swaps. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they may swap a right to receive floating rate payments for fixed rate payments. The Fund enters into swaps only on securities it owns. The Fund may not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed. Income from interest rate swaps may be taxable.

    - Hedging instruments can be volatile investments and may involve special risks. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

    Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. In writing puts, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price. Interest rate swaps are subject to credit risks (if the other party fails to meet its obligations) and also to interest rate risks. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes. These risks are described in greater detail in the Statement of Additional Information.

- Derivative Investments. The Fund can invest in a number of different kinds of "derivative investments." The Fund may use some types of derivatives for hedging purposes and may invest in others because they offer the potential for increased income and principal value. In general, a "derivative investment" is a specially-designed investment whose performance is linked to the performance of another investment or security, such as an option, future or index. In the broadest sense, derivative investments include exchange-traded options and futures contracts (please refer to "Hedging," above). CMO's, interest rate swaps, and "interest-only" and "principal-only" securities may also be considered derivative investments.

    One risk of investing in derivative investments is that the issuer of the instrument might not pay the amount due on the maturity of the instrument. There is also the risk that the underlying investment or security might not perform the way the Manager expected it to perform.
The performance of derivative investments may also be influenced by interest rate changes in the U.S. and abroad. All of these risks can mean that the Fund will realize less income than expected from its investments, or that it can lose part of the value of its investment, which will affect the Fund's share price. Certain derivative investments held by the Fund trade in the over-the-counter markets and may be illiquid. If that is the case, the Fund's investment in them will be limited as discussed above.

Other Investment Restrictions. The Fund has other investment restrictions which are "fundamental" policies. Under these fundamental policies, the Fund cannot do any of the following:

    - The Fund cannot borrow money, except from banks for temporary purposes in amounts not in excess of 5% of the value of its assets. No assets of the Fund may be pledged, mortgaged or hypothecated other than to secure a borrowing, and then in amounts not exceeding 7.5% of the Fund's total assets. Borrowings may not be made for leverage, but only for liquidity purposes to satisfy redemption requests when liquidation of portfolio securities is considered inconvenient or disadvantageous. However, the Fund may enter into reverse repurchase agreements and when-issued and delayed delivery transactions. The prohibition against pledging, mortgaging or hypothecating assets does not bar the Fund from escrow arrangements for options trading or collateral or margin arrangements in connection with hedging instruments approved by the Fund's Board of Trustees.
    - The Fund cannot enter into a repurchase transaction that will cause more than 25% of the Fund's total assets to be subject to such agreements.
    - The Fund cannot make loans, except that the Fund may purchase or hold debt obligations and enter into repurchase transactions and may lend its portfolio securities in amounts not exceeding 25% of the total assets of the Fund. Such loans must be collateralized by cash or U.S. Government Securities in amounts equal at all times to at least 100% of the value of the securities loaned, including accrued interest.
    - The Fund cannot purchase restricted or illiquid securities (including repurchase agreements of more than seven days' duration and other securities that are not readily marketable) if more than 5% of the Fund's total assets would be invested in such securities.
    - The Fund cannot purchase any securities (other than U.S. Government Securities) that would cause more than 5% of the Fund's total assets to be invested in securities of a single issuer, or purchase more than 10% of the outstanding voting securities of an issuer.
    - The Fund cannot deviate from its other fundamental policies described in "Investment Objective and Policies" and "Other Investment Techniques and Strategies" in the Statement of Additional Information.

    All of the percentage restrictions described above and elsewhere in this Prospectus apply only at the time the Fund purchases a security, and the Fund need not dispose of a security merely because the Fund's assets have changed or the security has increased in value relative to the size of the Fund. There are other fundamental policies discussed in the Statement of Additional Information.

How the Fund is Managed

Organization and History. The Fund was organized in 1986 as a Massachusetts business trust. The Fund is an open-end diversified management investment company with an unlimited number of authorized shares of beneficial interest. Organized as a series fund, the Fund presently has only one series.

    The Fund is governed by a Board of Trustees, which is responsible under Massachusetts law for protecting the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Trustees and Officers of the Fund" in the Statement of Additional Information names the Trustees and officers of the Fund and provides more information about them. Although the Fund is not required by law to hold annual meetings, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

    The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares, Class A, Class B and Class C. Each class has its own dividends and distributions, and pays certain expenses which may be different for the different
classes.  Each class may have a different net asset value.   Each share
has one vote at shareholder meetings, with fractional shares voting proportionally. Only shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable.

The Manager and Its Affiliates. The Fund is managed by the Manager, which handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement which states the Manager's responsibilities and its fees, and describes the expenses that the Fund pays to conduct its business.

    The Manager has operated as an investment adviser since 1959. The Manager (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets of more than $38 billion as of September 30, 1995, and with more than 2.8 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

    - Portfolio Manager. The Portfolio Manager of the Fund (who is also a Vice President of the Fund) is David A. Rosenberg. He is a Vice President of the Manager and has been responsible for the day-to-day management of the Fund's portfolio since January, 1994. Mr. Rosenberg also serves as a portfolio manager of other Oppenheimer funds. Previously he was an officer and portfolio manager for Delaware Investment Advisors and for one of its mutual funds.

    - Fees and Expenses. Under the Investment Advisory Agreement, the Fund pays the Manager the following annual fees, which decline on additional assets as the Fund grows: 0.500% of the first $100 million of the Fund's average annual net assets, 0.450% of the next $150 million, 0.425% of the next $250 million and 0.400% of net assets in excess of $500 million. The Fund's management fee for its fiscal year ended September 30, 1994, was 0.47% of average annual net assets for both Class A and B shares.

    The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the investment advisory agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.

    There is also information about the Fund's brokerage policies in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. Because the Fund purchases most of its portfolio securities directly from the sellers and not through brokers, it therefore incurs relatively little expense for brokerage.
From time to time it may use brokers when buying portfolio securities. When deciding which brokers to use, the Manager is permitted by the investment advisory agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment adviser.

    - The Distributor. The Fund's shares are sold through dealers and brokers that have a sales agreement with Oppenheimer Funds Distributor, Inc., a subsidiary of the Manager that acts as the Distributor. The Distributor also distributes the shares of other mutual funds managed by the Manager (the "Oppenheimer funds") and is sub-distributor for funds managed by a subsidiary of the Manager.

    - The Transfer Agent. The Fund's transfer agent is Oppenheimer Shareholder Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund on an "at-cost" basis and is the transfer agent for the other Oppenheimer funds. Shareholders should direct inquiries about their account to the Transfer Agent at the address and toll-free numbers shown below in this Prospectus and on the back cover.


Performance of the Fund

Explanation of Performance Terminology. The Fund uses certain terms to illustrate its performance: "total return" and "yield." These terms are used to show the performance of each class of shares separately, because the performance of each class of shares will usually be different, as a result of the different kinds of expenses each class bears. This performance information may be useful to help you see how your investment has done and to compare it to other funds or market indices, as we have done below.

    It is important to understand that the Fund's yields and total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns and yields are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Fund's performance. The Fund's investment performance will vary, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

    - Total Returns. There are different types of "total returns" used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.

    When total returns are quoted for Class A shares, they reflect the payment of the maximum initial sales charge. When total returns are shown for Class B shares, they reflect the effect of the contingent deferred sales charge that applies to the period for which total return is shown. When total returns are shown for a one-year period for Class C shares, they reflect the effect of the contingent deferred sales charge. Total returns may also be shown based on the change in net asset value, without considering the effect of either the front-end or the contingent deferred sales charge, as applicable, and those returns would be reduced if sales charges were deducted.

    - Yield. Each Class of shares calculates its yield by dividing the annualized net investment income per share on the portfolio during a 30-day period by the maximum offering price on the last day of the period. The yield of each Class will differ because of the different expenses of each Class of shares. The yield data represents a hypothetical investment return on the portfolio, and does not measure an investment return based on dividends actually paid to shareholders. To show that return, a dividend yield may be calculated. Dividend yield is calculated by dividing the dividends of a Class derived from net investment income during a stated period by the maximum offering price on the last day of the period. Yields and dividend yields for Class A shares reflect the deduction of the maximum initial sales charge, but may also be shown based on the Fund's net asset value per share. Yields for Class B shares and Class C shares do not reflect the deduction of the contingent deferred sales charge.

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its fiscal year ended September 30, 1994, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

    - Management's Discussion of Performance. During the fiscal year ended September 30, 1994, the Fund's performance was affected by changes in the bond markets resulting from actions by the Federal Reserve Board to increase short-term interest rates. As interest rates rose, the bond markets declined. To enhance income as interest rates rose, the Fund shifted investments away from short-term U.S. Treasury securities, and made new investments in mortgage-backed securities issued by U.S. Government agencies or instrumentalities. They generally offered yield advantages over U.S. Treasury securities. These changes in investment strategy and the Fund's practice of seeking to pay dividends on Class A shares at a constant level (to the extent possible) did not have a material effect on the Fund's net asset values per share.

    - Comparing the Fund's Performance to the Market. The charts below show the performance of hypothetical $10,000 investments in Class A and Class B shares of the Fund held until September 30, 1994. The Fund had a different investment adviser prior to April 7, 1990. Class C shares were not publicly offered during the fiscal year ended September 30, 1994. Accordingly, no performance information is presented for Class C shares. The Fund's maximum initial sales charge for Class A shares and contingent deferred sales charges for Class B shares were reduced effective April 1, 1994, so that actual results for prior periods would have been less.

    The graphs below compare the Fund's performance against the Lehman Brothers U.S. Government Bond Index, a broad-based unmanaged index of U.S. Treasury issues, publicly-issued debt of U.S. Government agencies and quasi-public corporations and corporate debt guaranteed by the U.S. Government. That index is widely used to measure the performance of the U.S. Government securities market. The graphs below also compare the Fund's performance against the Lehman Brothers 1 - 3 Year Government Bond Index, an unmanaged sector index of U.S. Treasury issues, publicly-issued debt of U.S. Government agencies and quasi-public corporations and corporate debt guaranteed by the U.S. Government with maturities of one to three years. This secondary index comparison is included to reflect the adoption by the Fund, effective May 1, 1994, of the investment policy that the Fund will, under normal circumstances, seek to maintain a dollar-weighted average portfolio effective duration of not more than three years.

    Index performance reflects reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, the Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in any one index and the index data does not reflect any assessment of the risk of the investments included in the index.

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments In:
Oppenheimer Limited-Term Government Fund, Lehman Bros. U.S. Government Bond Index and Lehman Bros. 1-3 Year Government Bond Index

(Graph)

Average Annual Total Returns of Class A Shares of the Fund at 9/30/941

1 Year           5 Year           Life
-2.78%           7.55%            7.81%

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments In:
Oppenheimer Limited-Term Government Fund, Lehman Bros. U.S. Government Bond Index and Lehman Bros. 1-3 Year Government Bond Index

(Graph)

Average Annual Total Returns of Class B Shares of the Fund at 9/30/942

1 Year     Life
-3.94%     -0.14%

1 The inception date of the Fund (Class A shares) was 3/10/86. The average annual total returns and the ending account value for Class A shares in the graph reflect reinvestment of all dividends and capital gains distributions and are shown net of the current 3.50% maximum initial sales charge.
2 Class B shares of the Fund were first publicly offered on 5/3/93. The average annual total returns reflect reinvestment of all dividends and capital gains distributions and are shown net of the applicable 4% and 3% contingent deferred sales charges, respectively, for the one year period and life of the class. The ending account value for Class B shares in the graph is net of the applicable 3% contingent deferred sales charge.
Past performance is not predictive of future performance.
Graphs are not drawn to same scale.

A B O U T  Y O U R  A C C O U N T

How to Buy Shares

Classes of Shares. The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

    - Class A Shares. When you buy Class A shares, you pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by OppenheimerFunds prototype 401(k) plans). If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for OppenheimerFunds prototype 401(k) plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 18 months after your purchase, you may pay a contingent deferred sales charge. The amount of that sales charge will vary depending on the amount you invested. Class A sales charge rates are described in "Buying Class A Shares," below.

    - Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within five years of buying them, you will normally pay a contingent deferred sales charge that varies depending on how long you owned your shares, as described in "Buying Class B Shares," below.

    - Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%, as discussed in "Buying Class C Shares," below.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, deciding which class of shares is best suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

    In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to each class, and considered the effect of the asset-based sales charges on Class B and Class C expenses (which will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in your investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns, and the operating expenses borne by each class of shares, and which class of shares you invest in.

    The factors discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

    - How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. The effect of the sales charge over time, using our assumptions, will generally depend on the amount invested. The effect of class-based expenses will also depend on how much you invest.

    - Investing for the Short Term. If you have a short term investment horizon (that is, you plan to hold your shares less than five years), you should probably consider purchasing Class C shares rather than Class A or Class B shares. This is because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

    However, if you plan to invest more than $250,000 for the shorter term, Class C shares might not be as advantageous as Class A shares. This is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced sales charge available for larger purchases of Class A shares.

    And for most investors who invest $500,000 or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares from a single investor. For similar reasons, the Distributor normally will not accept purchase orders of $1 million or more for Class C shares from a single investor.

    - Investing for the Longer Term. If you are investing for the longer term, for example, for retirement, and do not expect to need access to your money for six years or more, Class A shares will likely be more advantageous than Class B or Class C shares. This is because of the effect of expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Right of Accumulation. Class B shares may be appropriate for smaller investments held for the longer term because there is no initial sales charge on Class B shares, and Class B shares held six years following their purchase convert into Class A shares.

    Of course all of these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and you should analyze your options carefully.

    - Are There Differences in Account Features That Matter To You? Because some features (such as checkwriting) may not be available to Class B or C shareholders, or other features (such as Automatic Withdrawal Plans) may not be advisable (because of the effect of the contingent deferred sales charge in non-retirement accounts) for Class B or Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares to buy. Additionally, dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A, such as the Class B and Class C asset-based sales charges described below and in the Statement of Additional Information.

    - How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares, may receive different compensation for selling or servicing one class of shares than another class. It is important that investors understand that the purpose of the Class B and Class C contingent deferred sales charges is the same as the purpose of the front-end sales charge on Class A shares: to reimburse the Distributor for commissions it pays to dealers and financial institutions for sales of shares.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans:

    With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments for as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

    Under pension and profit-sharing plans and Individual Retirement Accounts (IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.

    There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

    - How Are Shares Purchased? You can buy shares several ways -- through any dealer, broker or financial institution that has a sales agreement with the Distributor, or directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. When you buy shares, be sure to specify Class A, Class B or Class C shares. If you do not choose, your investment will be made in Class A shares.

    - Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

    - Buying Shares Through the Distributor.  Complete an
OppenheimerFunds New Account Application and return it with a check payable to "Oppenheimer Funds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment first with a financial adviser, to be sure it is appropriate for you.

    - Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. You can then transmit funds electronically to purchase shares, to have the Transfer Agent send redemption proceeds, or to transmit dividends and distributions.

    Shares are purchased for your account on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink," below for more details.

    - Asset Builder Plans. You may purchase shares of the Fund (and up to four other OppenheimerFunds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are on the Application and in the Statement of Additional Information.

    - At What Prices Are Shares Sold? Shares are sold at the public offering price based on the net asset value that is next determined after the Distributor receives the purchase order in Denver, Colorado. In most cases, to enable you to receive that day's offering price, the Distributor must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day").

    If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor may reject any purchase order for the Fund's shares, in its sole discretion.

Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as commission. Different sales charge rates and commissions applied to sales of Class A shares prior to April 1, 1994. The current sales charge rates and commissions paid to dealers and brokers are as follows:

                            Front-End             Front-End
                            Sales Charge          Sales Charge        Commission as
                            As Percentage of      As Percentage of    Percentage of
Amount of Purchase          Offering Price        Amount Invested     Offering Price
---------------------------------------------------------------------------------------------------------------------------------
Less than $100,000          3.50%                       3.63%         3.00%
---------------------------------------------------------------------------------------------------------------------------------
$100,000 or more but
less than $250,000          3.00%                       3.09%         2.50%
--------------------------------------------------------------------------------------------------------------------------------
$250,000 or more but
less than $500,000          2.50%                       2.56%         2.00%
--------------------------------------------------------------------------------------------------------------------------------
$500,000 or more but
less than $1 million        2.00%                       2.04%         1.50%

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

       - Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds in the following cases:
       - purchases aggregating $1 million or more, or
       - purchases by an OppenheimerFunds prototype 401(k) plan that: (1) buys shares costing $500,000 or more or (2) has, at the time of purchase, 100 or more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,000 or more.

       The Distributor pays dealers of record commissions on those purchases in an amount equal to the sum of 1.0% of the first $2.5 million, plus
0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million. That commission will be paid only on the amount of those purchases in excess of $1 million ($500,000 for purchases by OppenheimerFunds 401(k) prototype plans) that were not previously subject to a front-end sales charge and dealer commission.

       If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") will be deducted from the redemption proceeds. That sales charge may be equal to 1.0% of the aggregate net asset value of either (1) the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original cost of the shares, whichever is less. The Class A contingent deferred sales charge will not exceed the aggregate commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge.

       In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

       No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's Exchange Privilege (described below). However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the sales charge will apply.

       - Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients. Dealers whose sales of Class A shares of OppenheimerFunds (other than money market funds) under OppenheimerFunds-sponsored 403(b)(7) custodial plans exceed $5 million per year (calculated per quarter), will receive monthly one-half of the Distributor's retained commissions on those sales, and if those sales exceed $10 million per year, those dealers will receive the Distributor's entire retained commission on those sales.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

       - Right of Accumulation. To qualify for the lower sales charges rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your own accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

       Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also include Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. The value of those shares will be based on the greater of the amount you paid for the shares or their current value (at offering price). The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Transfer Agent. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

       - Letter of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

       - Group Programs. Reduced sales charges are available to participants in a group sales program if the administrator of the program has entered into an agreement with the Distributor providing, among other things, that all participants' purchases are made by a single group order and payment for each investment period and that requisite data about such participants and purchases be provided to the Transfer Agent in acceptable computer format. The sales charge for such purchases will be at the rate in the table above that applies to combined current purchases (minimum $25 per participant per period) of shares of the Fund, Oppenheimer Intermediate Tax-Exempt Fund and Oppenheimer Insured Tax-Exempt Fund by all participants in such program based upon the current value (at offering price) of shares of such funds held by all participants in such program at the time of purchase.

       No certificates will be issued for shares held by program participants and dividends and distributions must be reinvested in accounts held by such participants. Automatic Withdrawal Plans (described below) may not be used for such accounts. The Fund and the Distributor reserve the right to amend, suspend or cease offering such programs at any time without prior notice.

       - Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

       Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:
       - the Manager or its affiliates;
       - present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;
       - registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;
       - dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;
       - employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);
       - dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients or to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administrative services.

       Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges.
       - shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;
       - shares purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or its affiliates acts as sponsor;
       - shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor; and
       - shares purchased and paid for with the proceeds of shares redeemed in the past 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver.

       Waivers of the Class A Contingent Deferred Sales Charge. The Class
A contingent deferred sales charge does not apply if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases, if the Transfer Agent is notified that these conditions apply to the redemption:
       - for retirement distributions or loans to participants or beneficiaries from qualified retirement plans, deferred compensation plans or other employee benefit plans, including OppenheimerFunds prototype
401(k) plans (these are all referred to as "Retirement Plans"); or
       -      to return excess contributions made to Retirement Plans; or
       - to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value; or
       - involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below); or
       - if, at the time a purchase order is placed for Class A shares that would otherwise be subject to the Class A contingent deferred sales charge, the dealer agrees in writing to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase); or
       - for distributions from OppenheimerFunds prototype 401(k) plans for any of the following cases or purposes: (1) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) hardship withdrawals, as defined in the plan; (3) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (4) to meet the minimum distribution requirements of the Internal Revenue Code; (5) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code, or (6) separation from service.

       - Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if the Fund's Board of Trustees authorizes such reimbursements, which it has not yet done) for its other expenditures under the Plan.

       Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares held in accounts of the dealer or its customers. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within five years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class B contingent deferred sales charge is paid to the Distributor to compensate it for providing distribution-related services to the Fund in connection with the sale of Class B shares.

       To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 5 years, and (3) shares held the longest during the 5-year period.

       The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Years Since Beginning of            Contingent Deferred Sales Charge
Month in which                      On Redemptions in That Year
Purchase Order Was Accepted         (As % of Amount Subject to Charge)
0-1                                 4.0%

1-2                                 3.0%

2-3                                 2.0%

3-4                                 2.0%

4-5                                 1.0%

5 and following                     None

       In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made. Different contingent deferred sales charges applied to redemptions of Class B shares prior to April 1, 1994.

       - Automatic Conversion of Class B Shares. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class
B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B and Class C Shares" in the Statement of Additional Information.

Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class C contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

       To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period.

       - Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its services and costs in distributing Class B and C shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less and on Class C shares. The Distributor also receives a service fee of 0.25% per year.

       Under each Plan, both fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The asset-based sales charge allows investors to buy Class B or C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The asset-based sales charge and service fees increase Class B and Class C expenses by up to 1.00% of average net assets per year.

       The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or C shares. Those services are similar to those provided under the Class A Service Plan, described above. The Distributor pays the 0.25% service fees to dealers in advance for the first year after Class B or Class C shares have been sold by the dealer and retains the service fee paid by the Fund in that year. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

       The Distributor currently pays sales commissions of 2.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. The total amount paid by the Distributor to the dealer at the time of sales of Class B shares is therefore 3.00% of the purchase price. The Fund pays the asset-based sales charge to the Distributor for its services rendered in distributing Class B shares. Those payments are retained by the Distributor, and are at a fixed rate that is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees and other costs of distributing and selling Class B shares.

       The Distributor currently pays sales commissions of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. The total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.00% of the purchase price. The Distributor retains the asset-based sales charge during the first year Class C shares are outstanding to recoup the sales commissions it has paid, the advances of service fee payments it has made, and its financing costs and other expenses. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

       The Distributor's actual expenses in selling Class B and C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plans for Class B and C shares. Therefore, those expenses may be carried over and paid in future years. At September 30, 1994, the end of the Class B Plan year, the Distributor had incurred unreimbursed expenses under the Plan of $1,289,388 (equal to 3.32% of the Fund's net assets represented by Class B shares on that date), which have been carried over into the present Plan year. If either Plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the Plan was terminated.

       - Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to Class B and Class C shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information.

       Waivers for Redemptions in Certain Cases. The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases, if the Transfer Agent is notified that these conditions apply to the redemption:
       - distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal
Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must have occurred after the account was established);
       - redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration);
       - to make returns of excess contributions to Retirement Plans;
       - to make distributions from IRAs (including SEP-IRAs and SAR/SEP accounts) before the participant is age 59-1/2, and distributions from 403(b)(7) custodial plans or pension or profit sharing plans before the participant is age 59-1/2 but only after the participant has separated from service, if the distributions are made in substantially equal periodic payments; those payments must be made over the life (or life expectancy) of the participant or the joint lives (or joint life and last survivor expectancy) of the participant and the participant's designated beneficiary (and the distributions must comply with other requirements for such distributions under the Internal Revenue Code; the payments may not exceed 10% of the account value annually, measured from the date the Transfer Agent receives the request);
       - shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," below; or
       - for distributions from OppenheimerFunds prototype 401(k) plans (1) for hardship withdrawals; (2) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (3) to meet minimum distribution requirements as defined in the Internal Revenue Code; (4) to make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; or (5) for separation from service.

       Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
       -      shares sold to the Manager or its affiliates;
       - shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; and
       - shares issued in plans of reorganization to which the Fund is a party.


Special Investor Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions, including purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details or call the Transfer Agent for more information.

       AccountLink privileges must be requested on the Application you use to buy shares, or on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges on signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

       - Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

       - PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

       - Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.

       - Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

       - Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below for details.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis:

       - Automatic Withdrawal Plans. If your Fund account is $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Application and Statement of Additional Information for more details.

       - Automatic Exchange Plans. You can authorize the Transfer Agent to exchange an amount you establish in advance automatically for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each other Oppenheimer funds account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

Reinvestment Privilege. If you redeem some or all of your Class A or B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies to Class A shares that you purchased subject to an initial sales charge or Class A or B shares on which you paid a contingent deferred sales charge when you redeemed them. It does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.

Retirement Plans. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:

       - Individual Retirement Accounts including rollover IRAs, for individuals and their spouses

       - 403(b)(7) Custodial Plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations

       - SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment, including SARSEP-IRAs

       - Pension and Profit-Sharing Plans for self-employed persons and small business owners

       -      401(k) prototype retirement plans for businesses


       Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.


How to Sell Shares

       You can arrange to take money out of your account on any regular business day by selling (redeeming) some or all of your shares. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing, or by using the Fund's checkwriting privilege, or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, or from a retirement plan, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

       - Retirement Accounts. To sell shares in an OppenheimerFunds retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.

       - Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

       - You wish to redeem more than $50,000 worth of shares and receive a check
       - The check is not payable to all shareholders listed on the account statement
       - The check is not sent to the address of record on your statement
       - Shares are being transferred to a Fund account with a different owner or name
       - Shares are redeemed by someone other than the owners (such as an Executor)

       - Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or from a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing as a fiduciary or on behalf of a corporation, partnership or other business, you must also include your title in the signature.

Selling Shares by Mail.  Write a "letter of instructions" that includes:

       - Your name
       - The Fund's name
       - Your Fund account number (from your account statement)
       - The dollar amount or number of shares to be redeemed
       - Any special payment instructions
       - Any share certificates for the shares you are selling
       - The signatures of all registered owners exactly as the account is registered, and
       - Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

Use the following address for requests by mail:
Oppenheimer Shareholder Services
P.O. Box 5270, Denver, Colorado 80217

Send courier or Express Mail requests to:
Oppenheimer Shareholder Services
10200 E. Girard Avenue, Building D
Denver, Colorado 80231

Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds retirement plan or under a share certificate by telephone.

       - To redeem shares through a service representative, call
1-800-852-8457
       -  To redeem shares automatically on PhoneLink, call 1-800-533-3310

       Whichever method you use, you may have a check sent to the address on the account, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds wired to that account.

       - Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone, in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account. This service is not available within 30 days of changing the address on an account.

       - Telephone Redemptions Through AccountLink or Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

       Shareholders may also request wires of redemption proceeds of $2,500 or more in Federal Funds to a designated commercial bank account if the bank is a member of the Federal Reserve wire system. To place a wire redemption request, call the Transfer Agent at 1-800-852-8457. There is a $10 fee for each Federal Funds wire.

Checkwriting. To be able to write checks against your Fund account, you may request that privilege on your account Application or you can contact the Transfer Agent for signature cards, which must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner.

       - Checks can be written to the order of whomever you wish, but may not be cashed at the Fund's bank or custodian.

       - Checkwriting privileges are not available for accounts holding Class B shares or Class C shares, or Class A shares that are subject to a contingent deferred sales charge.

       - Checks must be written for at least $100.

       - Checks cannot be paid if they are written for more than your account value. Remember: your shares fluctuate in value and you should not write a check close to the total account value.

       - You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 10 days.

       - Don't use your checks if you changed your Fund account number.


How to Exchange Shares

       Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

       - Shares of the fund selected for exchange must be available for sale in your state of residence.

       - The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.

       - You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day.

       - You must meet the minimum purchase requirements for the fund you purchase by exchange.

       - Before exchanging into a fund, you should obtain and read its prospectus.

       Shares of a particular class may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, Oppenheimer Money Market Fund, Inc. offers only one class of shares, which are considered "Class A" shares for exchange purposes. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

       Exchanges may be requested in writing or by telephone:

       - Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell Shares."

       - Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same names and address. Shares held under certificates may not be exchanged by telephone.

       You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or by calling a service representative at 1-800-525-7048. Exchanges of shares involve a redemption of the shares of the fund you own and a purchase of shares of the other fund.

       There are certain exchange policies you should be aware of:

       - Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the disposition of securities at a time or price disadvantageous to the Fund.

       - Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

       - The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

       - If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.


Shareholder Account Rules and Policies

       - Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange on each regular business day by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities, obligations for which market values cannot be readily obtained, and call options and hedging instruments. These procedures are described more completely in the Statement of Additional Information.

       - The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

       - Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

       - The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither it nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

       - Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

       - Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously.

       - The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B and Class C shares. Therefore, the redemption value of your shares may be more or less than their original cost.

       - Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

       - Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

       - Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to the Statement of Additional Information for more details.

       - "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or taxpayer identification number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of income.

       - The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charges when redeeming certain Class A, Class B and Class C shares.

       - To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.


Dividends, Capital Gains and Taxes

Dividends. The Fund declares dividends separately for Class A, Class B and Class C shares from net investment income each regular business day and pays those dividends to shareholders monthly. Normally, dividends are paid on the last business day every month, but the Board of Trustees can change that date. Distributions may be made monthly from any net short-term capital gains the Fund realizes in selling securities. Dividends paid on Class A shares generally are expected to be higher than for Class B and Class C shares because expenses allocable to Class B and Class C shares will generally be higher.

       Commencing with the Fund's fiscal quarter beginning July 1, 1994, the Fund adopted the practice, to the extent consistent with the amount of the Fund's net investment income and other distributable income, of attempting to pay dividends on Class A shares at a constant level, although the amount of such dividends are subject to change from time to time depending on market conditions, the composition of the Fund's portfolio and expenses borne by the Fund or borne separately by that Class.

       The practice of attempting to pay dividends on Class A shares at a constant level requires the Manager, consistent with the Fund's investment objective and investment restrictions, to monitor the Fund's portfolio and select higher yielding securities when deemed appropriate to maintain necessary net investment income levels. The Fund anticipates paying dividends at the targeted dividend level from net investment income and other distributable income without any impact on the Fund's net asset value per share.

       The Board of Trustees may change the Fund's targeted dividend level at any time, without prior notice to shareholders. The Fund does not otherwise have a fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains.

Capital Gains. The Fund may make distributions annually in December out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year, which is September 30th. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the year. Short-term capital gains are treated as dividends for tax purposes. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. For
OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

       - Reinvest All Distributions In The Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.

       - Reinvest Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.

       - Receive All Distributions In Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.

       - Reinvest Your Distributions In Another OppenheimerFunds Account. You can reinvest all distributions in another OppenheimerFunds account you have established.

Taxes. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Distributions are subject to Federal income tax and may be subject to state or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year.

       - "Buying a Dividend". When a fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

       - Taxes on Transactions. Share redemptions, including redemptions for exchanges, are subject to capital gains tax. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.

       - Returns of Capital. In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

       This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

APPENDIX TO PROSPECTUS OF
OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

       Graphic material included in Prospectus of Oppenheimer Limited-Term Government Fund: "Comparison of Total Return of Oppenheimer Limited-Term Government Fund with Lehman Brothers U.S. Government Bond Index and Lehman Brothers 1-3 Year Government Bond Index - Change in Value of a $10,000 Hypothetical Investment."

       Linear graphs will be included in the Prospectus of Oppenheimer Limited-Term Government Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in (i) Class A shares of the Fund from inception of the Fund (March 10, 1986) to fiscal year-end September 30, 1994 and (ii) Class B shares of the Fund during the period May 3, 1993 (first public offering of Class B shares) to September 30, 1994, in each case comparing such values with the same investments over the same time periods with the Lehman Brothers U.S. Government Bond Index and the Lehman Brothers 1-3 Year Government Bond Index. No performance information is set forth on the Fund's Class C shares because they were not publicly-offered during the fiscal year ended September 30, 1994. Set forth below are the relevant data points that will appear on the linear graphs. Additional information with respect to the foregoing, including a description of the Lehman Brothers U.S. Government Bond Index and the Lehman Brothers 1-3 Year Government Bond Index, is set forth in the Prospectus under "Comparing the Fund's Performance to the Market."

                  Oppenheimer              Lehman Bros.           Lehman Bros.
                  Limited-Term             U.S. Govt.             1-3 Yr Govt.
                  Government: A            Bond Index             Bond Index
03/10/86          $ 9,650                  $10,000                $10,000
09/30/86          $10,130                  $10,330                $10,463
09/30/87          $10,226                  $10,266                $10,880
09/30/88          $11,643                  $11,500                $11,833
09/30/89          $12,767                  $12,780                $12,884
09/30/90          $13,935                  $13,666                $14,085
09/30/91          $15,982                  $15,778                $15,671
09/30/92          $17,560                  $17,817                $17,226
05/03/93          $18,312                  $18,752                $17,700
09/30/93          $18,896                  $19,791                $18,077
09/30/94          $19,037                  $18,991                $18,284

                  Oppenheimer              Lehman Bros.           Lehman Bros.
                  Limited-Term             U.S. Govt.             1-3 Yr Govt.
                  Government: B            Bond Index             Bond Index
05/03/93          $10,000                  $10,000                $10,000
09/30/93          $10,282                  $10,554                $10,213
09/30/94          $ 9,980                  $10,128                $10,330

Oppenheimer Limited-Term Government Fund
3410 South Galena Street
Denver, Colorado 80231
1-800-525-7048

Investment Advisor
Oppenheimer Management Corporation
Two World Trade Center
New York, New York 10048-0203

Distributor
Oppenheimer Funds Distributor, Inc.                 OPPENHEIMER
Two World Trade Center                              Limited-Term
New York, New York 10048-0203                       Government
                                                    Fund
Transfer and Shareholder Servicing Agent
Oppenheimer Shareholder Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048
                                                Prospectus
Custodian of Portfolio Securities          Effective February 1, 1995
Citibank, N.A.                             Revised October 30, 1995
399 Park Avenue
New York, New York 10043

Independent Auditors
Deloitte & Touche LLP
1560 Broadway
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202

No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, Oppenheimer Management Corporation, Oppenheimer Funds Distributor, Inc. or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.
                  (OppenheimerFunds Logo)

PR856.0894.N *Printed on recycled paper